                                                       EXHIBIT 10(iii)

                                   FORM OF
                        BANYAN MORTGAGE INVESTMENT FUND
               1993 EXECUTIVE AND DIRECTOR STOCK OPTION AGREEMENT
                         EXECUTIVE OPTION GRANT PROGRAM

     THIS OPTION AGREEMENT is made as of the 1st day of July, 1993 by and between BANYAN MORTGAGE INVESTMENT FUND (the "Fund"), and (See Schedule A) ("Optionee"). All definitions contained in the Banyan Mortgage Investment Fund 1993 Executive and Director Stock Option Plan ("Plan") are hereby incorporated by reference and shall have the same meanings in this Agreement as are contained in the Plan.

     WHEREAS, Optionee is employed by the Fund, its subsidiaries or Banyan Management Corp. and in the course of this employment provides services to the Fund, its subsidiaries or Banyan Management Corp. and whereas by affording an opportunity to purchase Shares, the Fund desires to provide additional motivation to the Optionee to achieve long-term growth in stockholder equity.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Fund and Optionee agree as follows:

     1. Grant of Option. Subject to the terms and conditions of the Plan and this Option Agreement, the Fund hereby grants to the Optionee the option to purchase an aggregate of (See Schedule A) shares of the Fund's Common Stock ("Shares"). The Options granted hereunder are designated as non-qualified stock options and the Options are not incentive stock options as described in Section 422 of the Internal Revenue code of 1986, as may be amended (the "Code").

     2. Purchase Price. The price per share at which Shares may be acquired on exercise shall be $0.625, which is one hundred percent (100%) of the Fair Market Value on the date of grant.

     3. Exercise Schedule. Subject to becoming exercisable earlier as provided in the Plan, and subject to the provisions of Section 4 of this Agreement, the Options granted hereunder shall vest and be exercisable in installments as follows: (i) to the extent of 33.3% of the number of Shares commencing on the first anniversary of the date of grant; (ii) to the extent of an additional 33.3% of Shares commencing on the second anniversary of the date of grant; and
(iii) to the extent of an additional 33.4% of Shares commencing on the third anniversary of the date of grant; provided, however, that if the Optionee shall die or become permanently or totally disabled, retire in accordance with the Fund's retirement procedures, then all options granted hereunder shall become immediately exercisable.

     4. Period and Cancellation. The exercise period of each Option shall terminate ten years and one day from the date of grant, unless sooner terminated as provided in this Option Agreement or under the Plan. The exercise period of an Option shall also terminate on Optionee's Termination of Employment except if:

        (i) the Termination of Employment is due to: (a) the death or permanent and total disability of the Optionee; or (b) the retirement in accordance with the Fund's retirement practices; then any unexercised Options to acquire Shares will become exercisable (without regard to meeting or complying with the other vesting provisions of this Option Agreement or the Plan), as of the date of death, disability or retirement and may be exercised by the Optionee, the Optionee's legal representative or the Optionee's Beneficiary(ies), as the case may be, at any time within one year in the case of (a) and ninety (90) days in the case of
(b);

        (ii) the Termination of Employment is due to any reason other than as described in subsections (i) above, any unexercised Options which have vested pursuant to the terms of this Option Agreement and the Plan on or before the Termination of Employment must be exercised by the Optionee, his legal representative or his Beneficiary(ies) within 30 days after the date of termination; and

        (iii) the employment is terminated in the manner described in subsection (i) above (other than by death) and the Optionee dies prior to the expiration of the applicable exercise period set forth therein, the Options may be exercised by his legal representative or his Beneficiary(ies) within the remainder of the period that would have been applicable to the Optionee prior to the Optionee's death.

     Termination of the exercise period shall result in termination and cancellation of the Options. For purposes of this Option Agreement, "disability" of the Optionee shall be deemed to have occurred if the Optionee has suffered permanent and total physical or mental illness, injury or infirmity of such a nature, degree or effect as to render the Optionee substantially unable to perform his duties to the same level as he previously performed for the Fund or subsidiary. The Board shall determine, according to the facts then available to them, whether and when disability has occurred and the date of disability shall be the date of any such determination.

     5. Method of Option Exercise. An Optionee shall exercise Options by delivering written notice of intent to exercise to the Fund's vice president general counsel at the Fund's principal office located at Suite 2900, 150 South Wacker Drive, Chicago, Illinois 60606 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given as the Board may direct). Each notice shall: (i) state the Optionee's election to exercise the Option and the number of Shares in respect of which the Option is being exercised; (ii) be signed by the person or persons exercising the Option; (iii) be accompanied by proof, reasonably satisfactory to the Fund's general counsel, of the right of that person or persons to exercise the Option if the Option is being exercised by any person or persons other than the Optionee; and (iv) be accompanied by payment, in cash, Shares or any other form of payment acceptable to the Board. An Option shall not have been exercised unless all the preceding provisions of this paragraph shall have been complied with and, for all purposes of this Option Agreement, the date of the exercise of the Option with respect to any particular Shares shall be the date on which the notice, proof (if required), and payment shall all have been received by the general counsel. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option as soon as practicable after receipt by the

General Counsel of the notice, proof (if required) and payment. Delivery shall be made at the principal office of the Fund, or at any other place as the Board shall have designated by notice. The purchase price of any Shares as to which Options shall be exercised shall be paid in full at the time of the exercise.

     6. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, if while unexercised Options remain outstanding under the Option
Agreement: (i) the Optionee at the time of issuance of this Option has a seperate employment agreement with the Fund or by Banyan Management Corp. which defines a "change in control" of the Fund and provides certain rights to the Optionee in the event of a change of control; and (ii) if a change of control as defined in the employment agreement occurs, all outstanding Options shall become exercisable from and after the date of the change in control.

     7. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Shares covered by the Option until the date of issuance of a stock certificate for the Shares; no adjustment for cash dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of the Option.

     8. Requirements of Law. The Fund may issue or deliver certificates for Shares prior to: (i) listing of the Shares on any stock exchange on which the Shares may then be listed; (ii) registering or qualifying the Shares under federal or state law; provided, however, the Fund shall not issue or deliver certificates for Shares prior to an Optionee tendering to the Fund those documents or payments as the Board may deem necessary to satisfy any applicable withholding obligation for the Fund to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. If the disposition of Shares acquired on exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from registration, the acquired Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Furthermore, on demand by the Board, the individual exercising an Option shall state in writing, as a condition precedent to each exercise, that the Optionee is acquiring the Common Stock for investment only and not for resale or with a view to distribution. In addition, any certificates for Shares issued under this Section 8 shall bear the following or similar legend:

     The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, or under the securities laws of any state and may not be sold or transferred except upon registration or receipt by the Fund of an opinion of counsel satisfactory to the Fund, in form and substance satisfactory to the Fund, that registration is not required for sale or transfer.

No Shares may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing the Shares bears this legend.

     9. Cause to be Registered Under the Act. The Board may, in its discretion, register the Shares acquired by Optionees under the Securities Act. Further, if at any time the Fund proposes to register any of its equity securities under the Securities Act, whether or not for its own account, and there exist Shares which cannot be sold under an existing registration statement or Rule 144(k) (or any similar provision then enforced), then the Fund shall give written notice of the proposed filings to the holders of the Shares at least 20 days before the anticipated filing date. This notice shall offer the holders the opportunity to register the Shares. The Fund shall register all Shares with respect to which the Fund has received written requests for inclusion therein within 15 business days after notice has been duly given to the applicable holder. The holder of restricted Shares shall be permitted to withdraw all or any part or the restricted Shares from this registration at any time prior to the effective date of the registration.

     10. Non-transferability. The Option shall not be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. The Option is exercisable during an Optionee's lifetime only by the Optionee or the appointed guardian or legal representative of the Optionee, and no Option shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option shall be null and void and without effect. The Fund shall have the right to terminate the Option upon any assignment, transfer, pledge, hypothecation, other disposition of the Option, or level of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Optionee, the Fund's capital structure or its business, or any merger or consolidation of the Fund, or any subsidiary of the Fund may have under this Option Agreement or otherwise.

     11. Changes in Fund's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Fund or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Fund's capital structure or its business, or any merger or consolidation of the Fund's capital structure or its business, or any merger or consolidation of the Fund, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Fund, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12. Board Action Final. Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation or construction of this Agreement or the Plan shall be determined by the Board. Any such determination made hereunder shall be final, binding, and conclusive for all purposes.

     13. Withholding. The Optionee and Fund agree that the Fund shall have no obligation to issue or transfer Shares upon the exercise of the Option, unless and until the Optionee or Beneficiary shall have reasonably satisfied the obligation of the Fund and any of its subsidiaries with respect to the withholding of federal, state or local taxes, or in order to reasonably sustain a right of the Fund to a tax deduction under federal, state or local law with respect to the exercise of an Option. At the election of the Optionee or the Beneficiary, as the case may be, the obligation of the preceding sentence may be satisfied by the Optionee or Beneficiary tendering cash, or by tendering a number of Shares previously owned by the Optionee or directing that a number of Shares be withheld from issuance upon the exercise of an Option (or any combination of any of the foregoing) as the Board reasonably determines necessary to satisfy the obligation of the Fund or any of its subsidiaries, or in order to sustain a right of the Fund to a tax deduction under federal, state or local law with respect to the exercise of an Option.

     14. Condition of Employment. The Plan, this Option Agreement and any Option granted under the Plan and this Option Agreement shall not confer upon any Optionee any right to continued employment by the Fund, its subsidiaries or Banyan Management Corp., nor shall they interfere in any way with the right of the Fund, its subsidiaries or Banyan Management Corp., to, subject to other agreements with the Optionee, terminate an Optionee's employment at any time.

     15. Plan Controlling. This Option Agreement is executed pursuant to the provisions of the Plan and is subject to all of the provisions of the Plan which shall be controlling.

     16. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Fund. All obligations imposed upon the Optionee or his Beneficiary and all rights granted to the Fund, hereunder or as stipulated in the Plan shall be binding upon the Optionee's or the Beneficiary's heirs, legal representatives, and successors.

     17. Choice of Laws. This Agreement shall be construed and enforced according to the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, Fund has caused this Agreement to be executed by its duly authorized officers, and the Optionee has hereunto set his hand and seal, as of the day and year first above written.


                                        BANYAN MORTGAGE INVESTMENT FUND
                                        By:/s/ Leonard G. Levine
                                        ----------------------------
                                        Its: President
                                             -----------------------
                                        ----------------------------
                                        (Optionee)

                                 Schedule A
                            Optionee       Number of Shares
                       Leonard G. Levine        80,000
                       Neil D. Hansen            8,000
                       Robert G. Higgins         8,000
                       Joel L. Teglia            2,000

                                   FORM OF
                        BANYAN MORTGAGE INVESTMENT FUND
               1994 EXECUTIVE AND DIRECTOR STOCK OPTION AGREEMENT
                         EXECUTIVE OPTION GRANT PROGRAM

     THIS OPTION AGREEMENT is made as of the 12th day of January, 1994 by and between BANYAN MORTGAGE INVESTMENT FUND (the "Fund"), and (See Schedule A) ("Optionee"). All definitions contained in the Banyan Mortgage Investment Fund 1993 Executive and Director Stock Option Plan ("Plan") are hereby incorporated by reference and shall have the same meanings in this Agreement as are contained in the Plan.

     WHEREAS, Optionee is employed by the Fund, its subsidiaries or Banyan Management Corp. and in the course of this employment provides services to the Fund, its subsidiaries or Banyan Management Corp. By affording an opportunity to purchase Shares, the Fund desires to provide additional motivation to the Optionee to achieve long-term growth in stockholder equity.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Fund and Optionee agree as follows:

     1. Grant of Option. Subject to the terms and conditions of the Plan and this Option Agreement, the Fund hereby grants to the Optionee the option to purchase an aggregate of (See Schedule A) shares of the Fund's Common Stock ("Shares"). The Options granted hereunder are designated an non-qualified stock options and the Options are not incentive stock options as described in Section 422 of the Internal Revenue code of 1986, as may be amended (the "Code").

     2. Purchase Price. The price per share at which Shares may be acquired on exercise shall be $1.125, which is one hundred percent (100%) of the Fair Market Value on the date of grant.

     3. Exercise Schedule. Subject to becoming exercisable earlier as provided in the Plan, and subject to the provisions of Section 4 of this Agreement, the Options granted hereunder shall vest and be exercisable in installments as follows: (i) to the extent of 33.3% of the number of Shares commencing on the first anniversary of the date of grant; (ii) to the extent of an additional 33.3% of Shares commencing on the second anniversary of the date of grant; and
(iii) to the extent of an additional 33.4% of Shares commencing on the third anniversary of the date of grant; provided, however, that if the Optionee shall die or become permanently or totally disabled, retire in accordance with the Fund's retirement procedures, then all options granted hereunder shall become immediately exercisable.

     4. Period and Cancellation. The exercise period of each Option shall terminate ten years and one day from the date of grant, unless sooner terminated as provided in this Option Agreement or under the Plan. The exercise period of an Option shall also terminate on Optionee's Termination of Employment except if:

        (i) the Termination of Employment is due to: (a) the death or permanent and total disability of the Optionee; or (b) the retirement in accordance with the Fund's retirement practices; then any unexercised Options to acquire Shares will become exercisable (without regard to meeting or complying with the other vesting provisions of this Option Agreement or the Plan), as of the date of death, disability or retirement and may be exercised by the Optionee, the Optionee's legal representative or the Optionee's Beneficiary(ies), as the case may be, at any time within one year in the case of (a) and ninety (90) days in the case of (b);

        (ii) the Termination of Employment is due to any reason other than as described in subsections (i) above, any unexercised Options which have vested pursuant to the terms of this Option Agreement and the Plan on or before the Termination of Employment must be exercised by the Optionee, his legal representative or his Beneficiary(ies) within 30 days after the date of termination; and

        (iii) the employment is terminated in the manner described in subsection
(i) above (other than by death) and the Optionee dies prior to the expiration of the applicable exercise period set forth therein, the Options may be exercised by his legal representative or his Beneficiary(ies) within the remainder of the period that would have been applicable to the Optionee prior to the Optionee's death.

     Termination of the exercise period shall result in termination and cancellation of the Options. For purposes of this Option Agreement, "disability" of the Optionee shall be deemed to have occurred if the Optionee has suffered permanent and total physical or mental illness, injury or infirmity of such a nature, degree or effect as to render the Optionee substantially unable to perform his duties to the same level as he previously performed for the Fund or subsidiary. The Board shall determine, according to the facts then available to them, whether and when disability has occurred and the date of disability shall be the date of any such determination.

     5. Method of Option Exercise. An Optionee shall exercise Options by delivering written notice of intent to exercise to the Fund's vice president general counsel at the Fund's principal office located at Suite 2900, 150 South Wacker Drive, Chicago, Illinois 60606 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given as the Board may direct). Each notice shall: (i) state the Optionee's election to exercise the Option and the number of Shares in respect of which the Option is being exercised; (ii) be signed by the person or persons exercising the Option; (iii) be accompanied by proof, reasonably satisfactory to the Fund's General Counsel, of the right of that person or persons to exercise the Option if the Option is being exercised by any person or persons other than the Optionee; and (iv) be accompanied by payment, in cash, Shares or any other form of payment acceptable to the Board. An Option shall not have been exercised unless all the preceding provisions of this paragraph shall have been complied with and, for all purposes of this Option Agreement, the date of the exercise of the Option with respect to any particular Shares shall be the date on which the notice, proof (if required), and payment shall all have been received by the general counsel. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option as soon as practicable after receipt by the

General Counsel of the notice, proof (if required) and payment. Delivery shall be made at the principal office of the Fund, or at any other place as the Board shall have designated by notice. The purchase price of any Shares as to which Options shall be exercised shall be paid in full at the time of the exercise.

     6. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, if while unexercised Options remain outstanding under the Option Agreement and an Optionee's employment by the Fund or by Banyan Management Corp. is terminated due to a Change in Control (as defined below), all outstanding Options shall become exercisable from and after the date of the termination of the Optionee's employment. For the purposes of this Section 6, all assets of the Fund shall be deemed to have been sold at book value (as reflected in the Fund's most recent financial statements, up to the date of payment) and all proceeds thereof shall be deemed to have been distributed to the shareholders of the Fund as of the date of the termination of the Optionee's employment.

For the purposes of this Section 6, the term "Change of Control" shall mean that the members of the Board of Directors of the Fund as of the date this Agreement is executed fail to constitute a majority of the members of the Board of Directors of the Fund; provided, however, that if the Optionee has consented to the appointment or election of an individual who becomes a new member of the Board of Directors, for the purposes of this paragraph, that new member shall be treated as if he were a member of the Board of Directors as of the date this Agreement is executed.

     7. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Shares covered by the Option until the date of issuance of a stock certificate for the Shares; no adjustment for cash dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of the Option.

     8. Requirements of Law. The Fund may issue or deliver certificates for Shares prior to: (i) listing of the Shares on any stock exchange on which the Shares may then be listed; (ii) registering or qualifying the Shares under federal or state law; provided, however, the Fund shall not issue or deliver certificates for Shares prior to an Optionee tendering to the Fund those documents or payments as the Board may deem necessary to satisfy any applicable withholding obligation for the Fund to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. If the disposition of Shares acquired on exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from registration, the acquired Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Furthermore, on demand by the Board, the individual exercising an Option shall state in writing, as a condition precedent to each exercise, that the Optionee is acquiring the Common Stock for investment only and not for resale or with a view to distribution. In addition, any certificates for Shares issued under this Section 8 shall bear the following or similar legend:

      The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, or under the securities laws of any state and may not be sold or transferred except upon registration or receipt by the Fund of an opinion of counsel satisfactory to the Fund, in form and substance satisfactory to the Fund, that registration is not required for sale or transfer.

No Shares may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing the Shares bears this legend.

     9. Cause to be Registered Under the Act. The Board may, in its discretion, register the Shares acquired by Optionees under the Securities Act. Further, if at any time the Fund proposes to register any of its equity securities under the Securities Act, whether or not for its own account, and there exist Shares which cannot be sold under an existing registration statement or Rule 144(k) (or any similar provision then enforced), then the Fund shall give written notice of the proposed filings to the holders of the Shares at least 20 days before the anticipated filing date. This notice shall offer the holders the opportunity to register the Shares. The Fund shall register all Shares with respect to which the Fund has received written requests for inclusion therein within 15 business days after notice has been duly given to the applicable holder. The holder of restricted Shares shall be permitted to withdraw all or any part or the restricted Shares from this registration at any time prior to the effective date of the registration.

     10. Non-transferability. The Option shall not be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. The Option is exercisable during an Optionee's lifetime only by the Optionee or the appointed guardian or legal representative of the Optionee, and no Option shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option shall be null and void and without effect. The Fund shall have the right to terminate the Option upon any assignment, transfer, pledge, hypothecation, other disposition of the Option, or level of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Optionee, the Fund or any subsidiary of the Fund may have under this Option Agreement or otherwise.

     11. Changes in Fund's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Fund or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Fund's capital structure or its business, or any merger or consolidation of the Fund, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Fund, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12. Board Action Final. Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation or construction of this Agreement or the Plan shall be determined by the Board. Any such determination made hereunder shall be final, binding, and conclusive for all purposes.

     13. Withholding. The Optionee and Fund agree that the Fund shall have no obligation to issue or transfer Shares upon the exercise of the Option, unless and until the Optionee or Beneficiary shall have reasonably satisfied the obligation of the Fund and any of its subsidiaries with respect to the withholding of federal, state or local taxes, or in order to reasonably sustain a right of the Fund to a tax deduction under federal, state or local law with respect to the exercise of an Option. At the election of the Optionee or the Beneficiary, as the case may be, the obligation of the preceding sentence may be satisfied by the Optionee or Beneficiary tendering cash, or by tendering a number of Shares previously owned by the Optionee or directing that a number of Shares be withheld from issuance upon the exercise of an Option (or any combination of any of the foregoing) as the Board reasonably determines necessary to satisfy the obligation of the Fund or any of its subsidiaries, or in order to sustain a right of the Fund to a tax deduction under federal, state or local law with respect to the exercise of an Option.

     14. Condition of Employment. The Plan, this Option Agreement and any Option granted under the Plan and this Option Agreement shall not confer upon any Optionee any right to continued employment by the Fund, its subsidiaries or Banyan Management Corp., nor shall they interfere in any way with the right of the Fund, its subsidiaries or Banyan Management Corp., to, subject to other agreements with the Optionee, terminate an Optionee's employment at any time.

     15. Plan Controlling. This Option Agreement is executed pursuant to the provisions of the Plan and is subject to all of the provisions of the Plan which shall be controlling.

     16. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Fund. All obligations imposed upon the Optionee or his Beneficiary and all rights granted to the Fund, hereunder or as stipulated in the Plan shall be binding upon the Optionee's or the Beneficiary's heirs, legal representatives, and successors.

     17. Choice of Laws. This Agreement shall be construed and enforced according to the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, Fund has caused this Agreement to be executed by its duly authorized officers, and the Optionee has hereunto set his hand and seal, as of the day and year first above written.


                                        BANYAN MORTGAGE INVESTMENT FUND
                                        By:  /s/ Leonard G. Levine
                                        ---------------------------
                                        Its:  President
                                              ---------------------
                                        ---------------------------
                                        (Optionee)

                                 Schedule A
                            Optionee       Number of Shares
                       Leonard G. Levine        80,000
                       Neil D. Hansen            7,000
                       Robert G. Higgins         7,000
                       Joel L. Teglia            2,000

                                   FORM OF
                        BANYAN MORTGAGE INVESTMENT FUND
               l995 EXECUTIVE AND DIRECTOR STOCK OPTION AGREEMENT
                         EXECUTIVE OPTION GRANT PROGRAM

     THIS OPTION AGREEMENT is made as of the 8th day of February, 1995 by and between BANYAN MORTGAGE INVESTMENT FUND (the "Fund"), and (see Schedule A) ("Optionee"). All definitions contained in the Banyan Mortgage Investment Fund 1993 Executive and Director Stock Option Plan ("Plan") are hereby incorporated by reference and shall have the same meanings in this Agreement as are contained in the Plan.

     WHEREAS, Optionee is employed by the Fund, its subsidiaries or Banyan Management Corp. and in the course of this employment provides services to the Fund, its subsidiaries or Banyan Management Corp. By affording an opportunity to purchase Shares, the Fund desires to provide additional motivation to the Optionee to achieve long-term growth in stockholder equity.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Fund and Optionee agree as follows:

     1. Grant of Option. Subject to the terms and conditions of the Plan and this Option Agreement, the Fund hereby grants to the Optionee the option to purchase an aggregate of (See Schedule A) shares of the Fund's Common Stock ("Shares"). The Options granted hereunder are designated an non-qualified stock options and the Options are not incentive stock options as described in Section 422 of the Internal Revenue code of 1986, as may be amended (the "Code").

     2. Purchase Price. The price per share at which Shares may be acquired on exercise shall be $.50, which is one hundred percent (100%) of the Fair Market Value on the date of grant.

     3. Exercise Schedule. Subject to becoming exercisable earlier as provided in the Plan, and subject to the provisions of Section 4 of this Agreement, the Options granted hereunder shall vest and be exercisable in installments as follows: (i) to the extent of 33.3% of the number of Shares commencing on the first anniversary of the date of grant; (ii) to the extent of an additional 33.3% of Shares commencing on the second anniversary of the date of grant; and
(iii) to the extent of an additional 33.4% of Shares commencing on the third anniversary of the date of grant; provided, however, that if the Optionee shall die or become permanently or totally disabled, retire in accordance with the Fund's retirement procedures, then all options granted hereunder shall become immediately exercisable.

     4. Period and Cancellation. The exercise period of each Option shall terminate ten years and one day from the date of grant, unless sooner terminated as provided in this Option Agreement or under the Plan. The exercise period of an Option shall also terminate on Optionee's Termination of Employment except if:

     (i) the Termination of Employment is due to: (a) the death or permanent and total disability of the Optionee; or (b) the retirement in accordance with the Fund's retirement practices; then any unexercised Options to acquire Shares will become exercisable (without regard to meeting or complying with the other vesting provisions of this Option Agreement or the Plan), as of the date of death, disability or retirement and may be exercised by the Optionee, the Optionee's legal representative or the Optionee's Beneficiary(ies), as the case may be, at any time within one year in the case of (a) and ninety (90) days in the case of (b);

                (ii) the Termination of Employment is due to any reason other than as described in subsections (i) above, any unexercised Options which have vested pursuant to the terms of this Option Agreement and the Plan on or before the Termination of Employment must be exercised by the Optionee, his legal representative or his Beneficiary(ies) within 30 days after the date of termination; and

                (iii) the employment is terminated in the manner described in subsection (i) above (other than by death) and the Optionee dies prior to the expiration of the applicable exercise period set forth therein, the Options may be exercised by his legal representative or his Beneficiary(ies) within the remainder of the period that would have been applicable to the Optionee prior to the Optionee's death.

     Termination of the exercise period shall result in termination and cancellation of the Options. For purposes of this Option Agreement, "disability" of the Optionee shall be deemed to have occurred if the Optionee has suffered permanent and total physical or mental illness, injury or infirmity of such a nature, degree or effect as to render the Optionee substantially unable to perform his duties to the same level as he previously performed for the Fund or subsidiary. The Board shall determine, according to the facts then available to them, whether and when disability has occurred and the date of disability shall be the date of any such determination.

     5. Method of Option Exercise. An Optionee shall exercise Options by delivering written notice of intent to exercise to the Fund's Vice President General Counsel at the Fund's principal office located at Suite 2900, 150 South Wacker Drive, Chicago, Illinois 60606 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given as the Board may direct). Each notice shall: (i) state the Optionee's election to exercise the Option and the number of Shares in respect of which the Option is being exercised; (ii) be signed by the person or persons exercising the Option; (iii) be accompanied by proof, reasonably satisfactory to the Fund's General Counsel, of the right of that person or persons to exercise the Option if the Option is being exercised by any person or persons other than the Optionee; and (iv) be accompanied by payment, in cash, Shares or any other form of payment acceptable to the Board. An Option shall not have been exercised unless all the preceding provisions of this paragraph shall have been complied with and, for all purposes of this Option Agreement, the date of the exercise of the Option with respect to any particular Shares shall be the date on which the notice, proof (if required), and payment shall all have been received by the General Counsel. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option as soon as practicable after receipt by the General Counsel of the notice, proof (if required) and payment. Delivery shall be made at the principal office of the Fund, or at any other place as the Board shall have designated by notice. The purchase price of any Shares as to which Options shall be exercised shall be paid in full at the time of the exercise.

     6. Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, if while unexercised Options remain outstanding under the Option Agreement, the Fund is involved in a dissolution, liquidation, corporate separation or division, merger, consolidation, sale of assets or similar corporate transaction or event as described in Section IV.G of the Plan, all outstanding Options shall become exercisable immediately and under the terms and conditions set forth in the Plan.

Notwithstanding the provisions of Section 3 of this Agreement, if while unexercised capital options remain outstanding under this Option Agreement and Optionee's employment by the Fund or by Banyan Management Corp. is terminated due to a Change in Control (as defined below), all outstanding capital options shall become exercisable from and after the date of the termination of the Optionee's employment. For the purposes of this Section 6, all assets of the Fund shall be deemed to have been sold at book value (as reflected in the Fund's most recent financial statements, up to the date of payment) and all proceeds thereof shall be deemed to have been distributed to the shareholders of the Fund as of the date of the termination of the Optionee's employment.

For the purposes of this Section 6, the term "Change of Control" shall mean that the members of the Board of Directors of the Fund as of the date this Agreement is executed fail to constitute a majority of the members of the Board of Directors of the Fund; provided, however, that if the Optionee has consented to the appointment or election of an individual who becomes a new member of the Board of Directors, for the purposes of this paragraph, that new member shall be treated as if he were a member of the Board of Directors as of the date this Agreement is executed.

     7. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Shares covered by the Option until the date of issuance of a stock certificate for the Shares; no adjustment for cash dividends, or otherwise, shall be made if the record date therefor is prior to the date of exercise of the Option.

     8. Requirements of Law. The Fund may issue or deliver certificates for Shares prior to: (i) listing of the Shares on any stock exchange on which the Shares may then be listed; (ii) registering or qualifying the Shares under federal or state law; provided, however, the Fund shall not issue or deliver certificates for Shares prior to an Optionee tendering to the Fund those documents or payments as the Board may deem necessary to satisfy any applicable withholding obligation for the Fund to obtain a deduction on its federal, state or local tax return with respect to the exercise of an

Option. If the disposition of Shares acquired on exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from registration, the acquired Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Furthermore, on demand by the Board, the individual exercising an Option shall state in writing, as a condition precedent to each exercise, that the Optionee is acquiring the Common Stock for investment only and not for resale or with a view to distribution. In addition, any certificates for Shares issued under this Section 8 shall bear the following or similar legend:

     The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be sold or transferred except upon registration or receipt by the Fund of an opinion of counsel in form and substance satisfactory to the Fund, that registration is not required for sale or transfer.

No Shares may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing the Shares bears this legend.

     9. Cause to be Registered Under the Act. The Board may, in its discretion, register the Shares acquired by Optionees under the Securities Act. Further, if at any time the Fund proposes to register any of its equity securities under the Securities Act, whether or not for its own account, and there exist Shares which cannot be sold under an existing registration statement or Rule 144(k) (or any similar provision then enforced), then the Fund shall give written notice of the proposed filings to the holders of the Shares at least 20 days before the anticipated filing date. This notice shall offer the holders the opportunity to register the Shares. The Fund shall register all Shares with respect to which the Fund has received written requests for inclusion therein within 15 business days after notice has been duly given to the applicable holder. The holder of restricted Shares shall be permitted to withdraw all or any part or the restricted Shares from this registration at any time prior to the effective date of the registration.

     10. Non-transferability. The Option shall not be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. The Option is exercisable during an Optionee's lifetime only by the Optionee or the appointed guardian or legal representative of the Optionee, and no Option shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option shall be null and void and without effect. The Fund shall have the right to terminate the Option upon any assignment, transfer, pledge, hypothecation, other disposition of the Option, or level of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Optionee, the

Fund or any subsidiary of the Fund may have under this Option Agreement or otherwise.

     11. Changes in Fund's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Fund or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Fund's capital structure or its business, or any merger or consolidation of the Fund's capital structure or its business, or any merger or consolidation of the Fund, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Fund, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     12. Board Action Final. Any dispute or disagreement which shall arise under, as a result of, or in any way relate to the interpretation or construction of this Agreement or the Plan shall be determined by the Board. Any such determination made hereunder shall be final, binding, and conclusive for all purposes.

     13. Withholding. The Optionee and Fund agree that the Fund shall have no obligation to issue or transfer Shares upon the exercise of the Option, unless and until the Optionee or Beneficiary shall have reasonably satisfied the obligation of the Fund and any of its subsidiaries with respect to the withholding of federal, state or local taxes, or in order to reasonably sustain a right of the Fund to a tax deduction under federal, state or local law with respect to the exercise of an Option. At the election of the Optionee or the Beneficiary, as the case may be, the obligation of the preceding sentence may be satisfied by the Optionee or Beneficiary tendering cash, or by tendering a number of Shares previously owned by the Optionee or directing that a number of Shares be withheld from issuance upon the exercise of an Option (or any combination of any of the foregoing) as the Board reasonably determines necessary to satisfy the obligation of the Fund or any of its subsidiaries, or in order to sustain a right of the Fund to a tax deduction under federal, state or local law with respect to the exercise of an Option.

     14. Condition of Employment. The Plan, this Option Agreement and any Option granted under the Plan and this Option Agreement shall not confer upon any Optionee any right to continued employment by the Fund, its subsidiaries or Banyan Management Corp., nor shall they interfere in any way with the right of the Fund, its subsidiaries or Banyan Management Corp., to, subject to other agreements with the Optionee, terminate an Optionee's employment at any time.

     15. Plan Controlling. This Option Agreement is executed pursuant to the provisions of the Plan and is subject to all of the provisions of the Plan which shall be controlling.

     16. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Fund. All obligations imposed upon the Optionee or his Beneficiary and all rights granted to the Fund, hereunder or as stipulated in the Plan shall be binding upon the Optionee's or the Beneficiary's heirs, legal representatives, and successors.

     17. Choice of Laws. This Agreement shall be construed and enforced according to the internal laws of the State of Delaware.

     IN WITNESS WHEREOF, Fund has caused this Agreement to be executed by its duly authorized officers, and the Optionee has hereunto set his hand and seal, as of the day and year first above written.


                                BANYAN MORTGAGE INVESTMENT FUND

                                By: /s/ Robert G. Higgins
                                    --------------------------------------

                                Its:  Vice President
                                      ------------------------------------

                                ------------------------------------------
                                         (Optionee)

                                 Schedule A
                             Optionee       Number of
                                              Shares
                       Leonard G. Levine       80,000
                       Neil D. Hansen           7,500
                       Robert G. Higgins        7,500
                       Joel Teglia              5,000